EXHIBIT 10.11

                         NATIONAL COMPUTER SYSTEMS, INC.
                         1999 EMPLOYEE STOCK OPTION PLAN

                          (1,400,000 shares authorized)

1.     Objectives of Plan.

       This 1999 Employee Stock Option Plan (the "Plan") has been adopted by the Board of Directors of National Computer Systems, Inc., a Minnesota corporation (herein called the "Company"), to secure the advantages of stock ownership on the part of its present and future key employees, including salaried officers and directors, and including salaried officers and directors of any one or more subsidiary corporations wholly owned by it (herein called "related companies"), and to provide incentives for such individuals to remain with the Company or related companies and to devote their energies to strengthen and maintain the continued success of the Company through stock ownership. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.     Administration of Plan.

       (A) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be composed of not less than such number of directors as shall be required to permit the Plan to qualify under Section 16b-3 ("Section 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Committee shall be a "disinterested person" with respect to the Plan within the meaning of Section 16b-3 and shall be an "outside director" within the meaning of Section 162(m) of the Code.

       (B) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion:

              (1) To construe and interpret the Plan and all options granted hereunder, and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical).

              (2) To determine individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan.

              (3) To adopt, amend and rescind rules and regulations relating to administration of the Plan and make all determinations necessary or advisable for the administration of the Plan, which shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

              (4) To determine and accelerate the time at which all or any part of an option may be exercised.

3.     Participants.

       Options may be granted under the Plan to such key full or part time executive, administrative, supervisory, technical, or professional employees (including salaried officers and directors) of the Company, or related companies including related companies which become such after adoption of the Plan, in such amounts as shall be determined from time to time by the Committee.

       In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the proposed grantees, their past, present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that to the extent that the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of the stock with respect to which all Incentive Stock Options owned by a Participant are exercisable for the first time by such optionee during any calendar year under all plans of the employer corporation and its parent and subsidiary corporations exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. No person may be granted options under the Plan for more than 100,000 shares in the aggregate in any calendar year.

4.     Number of Shares Available for Options.

       Under this Plan, options may be granted for shares of the Company's Common Stock, $.03 per value. The Common Stock subject to options shall be authorized but unissued shares. Subject to the provisions of paragraph 5 hereof, the number of shares of Common Stock that may be made the subject of options shall not exceed the aggregate of 1,400,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated unexercised, the common shares allocable to the unexercised portion of such option may again be subject to an option under the Plan.

5.     Adjustments.

       If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the capitalization or corporate structure of the Company, the Committee shall make appropriate adjustments in the Plan and any options outstanding under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and such changes in the number of shares and the price per share subject to outstanding options as are necessary in order to prevent dilution or enlargement of option rights.

6.     Term of Plan.

       No option shall be granted pursuant to this Plan later than January 31, 2009, but options theretofore granted may extend beyond that date in accordance with their terms.

7.     Terms and Conditions of Options.

       Options granted hereunder shall be evidenced by a written notice from the Company to the participant evidencing the granting of an option hereunder, or shall be evidenced by an agreement in such form as the Committee shall from time to time require. Said notice or agreement shall refer to this Plan, and make acceptance thereof by a participant subject to the provisions hereof. Such option shall comply with and be subject to the following terms and conditions:

       (A) Number of Shares. Each option shall state the number of shares to which it pertains.

       (B) Option Price. Each option shall state the option price, which shall not be less than 100% of the fair market value of the shares of the Common Stock of the Company on the date of the granting of the option. The fair market value per share shall be the "last trade price" of the Common Stock as reported by The Nasdaq Stock Market(R). If the Common Stock is listed on a national stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the option is granted. If on the date as of which the fair market value is being determined, the Common Stock is not publicly traded, then the next preceding day on which there was a sale of such stock will be used. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.


       (C)    Option Period and Exercise of Option.

              (1) No option period shall exceed ten years, and except as otherwise provided in sections (D), (E) and (F) hereof, no option period shall be for less than one year.

              (2) Any option granted under the Plan may be exercised by notifying the Company in writing of such exercise prior to the termination of such option. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable; provided, however, that in lieu of cash an optionee may exercise an option by tendering to the Company shares of the Common Stock of the Company already owned by the optionee and with the certificates therefor registered in the optionee's name, having a fair market value equal to the cash exercise price of the shares being purchased.

              (3) During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable, and no other person shall acquire any rights therein. Except as provided in Subdivisions (D) and
                    (F) hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or a related company.

              (4) In order to comply with all applicable federal and state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal and state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee, are withheld or collected from such optionee. In order to assist an optionee in paying all minimum federal and state taxes required to be withheld or collected upon exercise of an option which does not qualify as an Incentive Stock Option hereunder, the Company shall, in lieu of cash, permit the optionee to satisfy all or part of such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of the option with a fair market value, determined in accordance with subsection 7(B), equal to such taxes or
                    (ii) delivering to the Company common shares, other than the shares issuable upon exercise of such option, with a fair market value, determined in accordance with subsection 7
                    (B), equal to such taxes.

       (D) Termination of Employment Except Due to Gross and Willful Misconduct, Death or Disability. In the event an optionee shall cease to be employed by the Company or a related company for any reason other than gross and willful misconduct, death or disability, then, and in that event, but subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within three months (or such longer period as the Committee in its discretion shall determine to be appropriate) after such termination of employment, to the extent the optionee's right to exercise same shall accrue pursuant to such optionee's option granted and had not previously been exercised. Whether authorized leaves of absence or absence because of military or governmental service shall constitute termination of employment, for the purpose of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

       (E) Termination Due to Gross and Willful Misconduct. In the event that an optionee shall cease to be employed by the Company or a related company by reason of gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of the Company or a related company or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

       (F) Disability and Death of Optionee and Transfer of Option. If any optionee shall die while in the employ of the Company or a related company, or within a period of three months (or such longer period as the Committee in its discretion shall determine to be appropriate) after the termination of employment or the optionee's employment is terminated because optionee has become disabled (within the meaning of Code Section 22 (e)(3)) while in the employ of the Company or related companies and shall not have fully exercised the option, said option may be exercised (subject to the condition that no option shall be exercisable after its expiration date), to the extent that the optionee's right to exercise such option had accrued pursuant to such optionee's option granted (i) at the time of optionee's disability and had not previously been exercised, at any time within one year after the optionee's disability, by the optionee or a duly appointed guardian of the optionee; or (ii) at the time of death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

       (G) 10 - Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of Section 424 (d) of the Code) Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company on the date of grant, determined as described herein, and such option by its terms shall not be exercisable after the fifth anniversary of the date of grant.

       (H) Rights as a Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5 hereof.

       (I) Discontinuance and Amendment of the Plan. The Board may, from time to time, alter, amend, suspend, or discontinue the Plan; provided, however, that, notwithstanding any other provision of the Plan or any award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that: (i) requires the approval of the Company's shareholders under any rules or regulations of the Nation Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or
              (ii) requires the approval of the Company's shareholders under the Code in order (a) to permit Incentive Stock Options to be granted under the Plan or (b) to permit any compensation expense resulting from the grant or exercise of stock options issued hereunder to be deductible under Section 162(m) of the Code.

       (J) Compliance with Laws Relating to Sale of Securities. Notwithstanding any other provisions contained herein, the Company shall have the right, in its exclusive discretion, to withhold the issuance of any certificates for shares of stock in respect of which any option has been exercised until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which the stock may then be listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been duly complied with. Pending the receipt of such opinion of counsel for the Company, the Company may issue certificates for such stock provided they contain a legend indicating that said stock represented thereby is not registered and may not be sold except in compliance with applicable law or the release of said restrictions by the Company, and, in such event, the Company shall have the right to instruct the transfer agent and registrar of its common shares to effect "stop-transfer" procedures with respect to such shares.

              Until the shares reserved for options are registered and/or listed, if required by law, the Committee may condition the delivery of any certificate for option shares upon the receipt of a written representation from the participant that at the time of exercising such option the participant intends to acquire the shares being purchased for investment and not for resale or further distribution.

       (K) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable.

8.     Notification of Disposition.

       If an optionee shall dispose of any of the shares of Common Stock of the Company acquired pursuant to the exercise of an Incentive Stock Option issued pursuant to the Plan within two years from the date said option was granted or within one year after the transfer of any such shares to the optionee upon exercise of said option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. The Company may take such action as it deems appropriate to insure notice to the Company of any disposition of the Common Stock of the Company within the time periods described above.

9.     Reliance on Information.

       Each member of the Committee and the Board and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Plan by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or of the Board or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

10.    Application of Funds.

       The proceeds received by the Company from the sale of its Common Stock pursuant to options will be used for general corporate purposes.

11.    No Obligation to Exercise Option.

       The granting of an option hereunder shall impose no obligation upon the optionee to exercise such option, nor shall it be deemed to or construed to impose any obligation on the Company or any related company to retain the optionee in its employ for any period of time.


12.    Compliance with Section 16b-3.

       The Plan is intended to comply with all applicable conditions of Section 16b-3 or its successors. All transactions involving persons subject to
       Section 16(b) of the Exchange Act ("Insider-Participants") are subject to such conditions regardless of whether the conditions are expressly set forth in the Plan and any provision of the Plan that is contrary to the conditions of Section 16b-3 shall not apply to Insider-Participants.


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Original Plan       - Approved by the Board on March 2, 1999
                    - Approved by the Company's Shareholders on ______________